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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): OCTOBER 25, 2001

                               LANDEC CORPORATION
             (Exact name of registrant as specified in its charter)


                                     0-27446
                            (Commission File Number)

       CALIFORNIA                                               94-3025618
(State or other jurisdiction                                  (I.R.S. Employer
     of incorporation)                                      Identification No.)


                 3603 HAVEN AVENUE, MENLO PARK, CALIFORNIA 94025
             (Address of principal executive offices, with zip code)

                                 (650) 306-1650
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)

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Item 5. OTHER EVENTS.

     Pursuant to a Series B Preferred Stock Purchase Agreement (the "Purchase Agreement") dated as of October 24, 2001, Landec Corporation (the "Registrant") completed a private placement of 142,857 shares of Series B Preferred Stock, $0.001 par value, (the "Series B Preferred Stock") to Seahawk Ranch Irrevocable Trust of Foster City, California. Mr. Kenneth E. Jones, a director of Landec Corporation, is one of the trustees of Seahawk Ranch Irrevocable Trust. The Series B Preferred Stock is convertible into Common Stock at $3.50 per share.

     The Series B Preferred Stock earns cumulative dividends payable in additional shares of Series B Preferred Stock at an annual rate of eight percent (8%) for the first two years, ten percent (10%) for the third year and twelve percent (12%) thereafter. The Series B Preferred Stock may be redeemed by Landec Corporation at any time for the original purchase price plus all accrued and unpaid dividends.

     One half of the Series B Preferred Stock is convertible into Common Stock at the option of the holder after the six-month anniversary of the closing. All of the Series B Preferred Stock is convertible into Common Stock at the option of the holder after one-year from the closing. If the holder elects to convert all or a portion the Series B Preferred Stock, then the Company has agreed to use its best efforts to prepare and file with the Securities and Exchange Commission a Registration Statement under the Securities Act covering the converted Common Stock within ninety (90) days after the date the holder notifies the Company of its intent to convert.

Item 7. FINANCIAL STATEMENTS AND EXHBITS

     (c) Exhibits.

         3.1 Certificate of Determination of Rights, Preferences and Privileges of Series B Preferred Stock.

         4.1 Series B Preferred Stock Purchase Agreement between the Registrant and Seahawk Ranch Irrevocable Trust, dated as of October 24, 2001.

         99.1 Press Release dated October 25, 2001.


* The Registrant hereby agrees to furnish to the Securities and Exchange Commission supplementally, any schedules or exhibits to such agreement which are not filed herewith, upon the request of the Securities and Exchange Commission.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                              LANDEC CORPORATION
                                              Registrant

Date: October 25, 2001                        By:  /s/ GREGORY S. SKINNER
                                                   -----------------------------
                                                   Gregory S. Skinner
                                                   Vice President of Finance and
                                                   Chief Financial Officer


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                               LANDEC CORPORATION

                                INDEX TO EXHIBITS


EXHIBIT NO.    EXHIBIT TITLE
-----------    -------------
3.1            Certificate of Determination of Rights, Preferences and Privileges of Series B
               Preferred Stock.

4.1            Series B Preferred Stock Purchase Agreement between the Registrant and Seahawk Ranch
               Irrevocable Trust, dated as of October 24, 2001.

99.1           Press Release dated October 25, 2001.


* The Registrant hereby agrees to furnish to the Securities and Exchange Commission supplementally, any schedules or exhibits to such agreement which are not filed herewith, upon the request of the Securities and Exchange Commission.